UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2009

GigOptix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-153362	26-2439072
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2400 Geng Road Suite 100, Palo Alto, CA	94303
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (650) 424-1937

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item2.02	Results of Operations and Financial Condition.

On February 17, 2009, GigOptix, Inc. issued a press release announcing its preliminary financial results for the fourth quarter and year ended December 31, 2008.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated into this current report by reference.

The information in this report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by GigOptix, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release dated February 17, 2009, issued by GigOptix, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGOPTIX, INC.

By:	/s/ Avi Katz
Name:	Dr. Avi Katz
Title:	Chief Executive Officer

Date: February 17, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 17, 2009, issued by GigOptix, Inc.